Exhibit 10.6

                              FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT ("Forbearance Agreement") made as of this 6th day of January, 2007, between SUPERIOR GALLERIES, INC., a Delaware corporation (the "Borrower") and STANFORD INTERNATIONAL BANK LTD., a company organized under the laws of Antigua (the "Lender").

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Commercial Loan and Security Agreement originally dated October 1, 2003, as amended as of March 29, 2005 and as further amended on April 7, 2006, Stanford Financial Group Company ("SFG") has provided certain credit facilities to Borrower (the "Loan Agreement"). On November 30, 2004, the Lender was assigned all of SFG's right, title and interest in the Loan Agreement and the promissory note issued thereunder.

     WHEREAS, pursuant to the Loan Agreement, Borrower has executed that certain Commercial Note originally dated March 29, 2005 in the principal amount of $10,850,000 (as the same now exists or may hereafter be amended, restated, replaced, renewed, extended, supplemented, substituted or otherwise modified, collectively, the "Note"); and

     WHEREAS, the Borrower hereby acknowledges, confirms and agrees that it is in default of its obligations under the Loan Agreement and the Note and it continues to be unable to perform its obligations thereunder, which defaults continue to exist and which Lender has suffered to exist (the "Existing Defaults"), and as a result of the Existing Defaults, the Lender is entitled, as of the date hereof, to exercise any and all of its rights and remedies under the Loan Agreement, the Note, applicable law or otherwise to realize upon certain collateral (the "Collateral") and to collect the obligations owing to Lender under the Loan Agreement and the Note; and

     WHEREAS, in connection with the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger and Reorganization, of even date herewith, by and among DGSE Companies, Inc., a Nevada corporation, DGSE Merger Corp., a Delaware corporation, the Borrower and the Lender, as stockholder agent (the "Merger Agreement"), the Borrower has requested that the Lender forbear for a limited period of time from exercising its rights and remedies under the Loan Agreement and the Note; and

     WHEREAS, the Lender has advised the Borrower that the Lender will not waive the Existing Defaults and desires to preserve the rights and remedies arising under the Loan Agreement and the Note as a result of the existence and continuance of the Existing Defaults; and

     WHEREAS, subject to the terms and conditions set forth herein, Lender has agreed to accommodate the request of the Borrower to forbear from exercising the rights and remedies of the Lender under the Loan Agreement and the Note for a limited period of time.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing preliminary statements are true and correct and further agree as follows:

                                    AGREEMENT
                                    ---------

     1. Recitals. Each party hereto agrees that the foregoing recitals are true and correct and are hereby incorporated herein by this reference.

     2. Acknowledgment of Outstanding Obligations. Borrower hereby acknowledges, confirms and agrees that as of the date hereof, the Borrower is indebted to the Lender in the aggregate principal amount of $8,732,987.96, plus accrued and unpaid interest and plus all costs, fees, commissions, expenses and other sums and charges due and owing to the Lender under the Note, including, without limitation, all costs and expenses (including attorneys' fees and expenses) incurred by Lender (all of the foregoing is collectively referred to as the "Existing Debt"). The Borrower hereby acknowledges, confirms and agrees that as of the date hereof, the Existing Debt is due and owing by the Borrower to the Lender without offset, defense or counterclaim of any kind, nature or description whatsoever.

     3. Binding Effect of Note. The Borrower hereby acknowledges, confirms and agrees that: (a) the Loan Agreement, the Note and each of the loan documents to which Borrower is a party has been duly executed and delivered to the Lender, and is in full force and effect as of the date hereof; (b) the covenants, agreements and obligations of Borrower contained in or incurred under the Loan Agreement, the Note and each of the loan documents constitutes the legal, valid and binding obligations of Borrower, are enforceable against Borrower, in accordance with the respective terms and conditions thereof, and Borrower has no valid offset, defense or counterclaim to the enforcement of such obligations; and (c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Agreement, the Note and each of the loan documents pursuant to applicable law, subject to the terms and conditions of this Forbearance Agreement.

     4. Acknowledgment of Liens and Security Interests. The Borrower hereby ratifies and confirms its grant to the Lender of the liens upon and security interests in the Collateral (as such term is defined in the Loan Agreement) heretofore pledged, granted or assigned to Lender as security for its obligations under the Loan Agreement and the Note, and acknowledges and confirms that such liens and security interests secure and shall continue to secure the obligations of the Borrower to the Lender under the Loan Agreement and the Note.

     5. Release. In consideration of the agreement of the Lender to forbear from exercising its rights and remedies arising in connection with the Existing Defaults, the Borrower forever releases and discharges the Lender, and its successors and assigns from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or equity, which the Borrower, or any of its respective successors or assigns, ever had, now or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, against the Lender, to the date of this Forbearance Agreement arising under or in any way connected with the Loan Agreement, the Note or this Forbearance Agreement.

     6. Preservation of Existing Defaults. The Borrower hereby acknowledges, confirms and agrees that (a) the Existing Defaults are preserved and shall continue to exist after the execution and delivery of this Forbearance
Agreement;  and (b)  subject  to the  conditions  set forth in this  Forbearance
Agreement, the rights and remedies of the Lender arising by reason of the Existing Defaults are preserved in all respects without prejudice to the Lender.

     7. Forbearance.

         (a) Each of the Lender and the Borrower agrees that, during the Forbearance Period (as defined below), the Lender will forbear from exercising any of its rights and/or remedies arising by reason of the Existing Defaults to realize upon the Collateral, or any part thereof, and/or to commence any action against the Borrower to collect the obligations owing by the Borrower to the Lender. For the purposes of this Forbearance Agreement, the term "Forbearance Period" shall mean that period commencing on the date hereof and ending on the earlier to occur of (i) six months from the date that the Form S-4 is initially filed with the Securities and Exchange Commission by DGSE Companies, Inc. pursuant to the terms of the Merger Agreement, and (ii) immediately upon notice by Lender to the Borrower following the date of occurrence of an Additional Default (as defined below).

         (b) Upon the termination of the Forbearance Period, the agreement of the Lender to forbear shall automatically and without further action or notice terminate and be of no further force or effect, it being expressly agreed that the effect of such termination of the Forbearance Period will be to permit the Lender, without notice, demand or advertisement (all of which are expressly waived by the Borrower), to exercise its rights and remedies arising by reason of the Existing Defaults or applicable law with respect to the Collateral and the obligations owing by the Borrower, all without further notice, passage of time or forbearance of any kind, or nature.

         (c) In addition to the foregoing agreements, during the Forbearance Period and provided no Additional Default has occurred, the Lender shall: (i) continue to make advances under the Loan Agreement (subject to the terms and conditions thereof); (ii) not demand any repayment of principal under the Loan Agreement or the Note; and (iii) continue to charge the Borrower interest on the outstanding principal amount under the Loan Agreement at the non-default interest rate set forth therein.

     8. Additional Defaults; Remedies.

         (a) The occurrence of any one or more of the following shall constitute an "Additional Default" under this Forbearance Agreement:

             (i) the breach of any representations, warranties, covenants or agreements contained in this Forbearance Agreement;

             (ii) the occurrence of an additional default under the Loan Agreement, the Note and each of the loan documents, other than any of the Existing Events of Default; or

         (b) Upon the occurrence of any Additional Default hereunder, and notwithstanding anything to the contrary contained in this Forbearance Agreement, the Lender may thereupon, and at any time and from time to time thereafter, in full or in part, exercise any and all of its rights and remedies under this Forbearance Agreement, the Loan Agreement, the Note, applicable law or otherwise, all of which rights and remedies shall be non-exclusive and cumulative and exercisable in whatever order or manner as the Lender, in its sole discretion, may deem appropriate.

     9. General Provisions.

         (a) Upon the request of the Lender, the Borrower shall execute and deliver to Lender, or cause to be executed and delivered, all such additional documents, instruments and agreements as the Lender, may determine, in its sole discretion, is necessary or desirable to effectuate the purposes and intent of this Forbearance Agreement.

         (b) This Forbearance Agreement shall be binding upon the Borrower and its successors and assigns.

         (c) The validity of this Forbearance Agreement, its construction, interpretation and enforcement, shall be determined under and according to the laws of the State of Florida, without any reference to its principles of conflicts of law.

         (d) THE BORROWER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER, ARISING OUT OF OR RELATED TO THIS FORBEARANCE AGREEMENT.

         (e) The unenforceability or invalidity of any one or more provisions hereof shall not render any other provisions herein contained unenforceable or invalid.

         (f) This Forbearance Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein and supersedes in their entirety any and all understandings and agreements, whether written or oral, of the parties with respect to the foregoing. Except as expressly amended or otherwise modified hereby (including, without limitation, the preservation of the Existing Defaults), the Loan Agreement and the Note remain in full force and effect in accordance with their respective terms and provisions as of the date hereof, except that, in the event of any conflict between any term or provision of this Forbearance Agreement and any term or provision of the Loan Agreement or the Note, the term or provision of this Forbearance Agreement shall control. This Forbearance Agreement cannot be changed, modified, amended, waived or terminated in any respect, except by a writing executed by the party to be charged.

         (g) This Forbearance Agreement may be executed in one or more counterparts, each of which shall constitute but one and the same Forbearance Agreement.

         (h) Executed copies of this Forbearance Agreement may be delivered by facsimile transmission or other electronic means.


                      [Signatures Begin on Following Page]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Forbearance Agreement as of the date first written above.

                                                Superior Galleries, Inc.


                                                By: /s/ Silvano DiGenova
                                                   -----------------------------
                                                   Silvano DiGenova
                                                   Chief Executive Officer


                                                Stanford International Bank Ltd.



                                                By: /s/ James M. Davis
                                                   -----------------------------
                                                   James M. Davis
                                                   Chief Financial Officer